Inventories	3 Months Ended
Mar. 31, 2023
Inventories [Abstract]
Inventories	Inventories

As at	March 31, 2023	December 31, 2022
Raw materials	$1.4	$5.8
Finished goods	3.4	1.8
Parts and tools	0.3	0.7
Total inventories	$5.1	$8.3

The cost of inventories recognized as an expense during the three months ended March 31, 2023 was $10.9 million (2022: $3.2 million).
The inventory balances for finished goods and raw materials are adjusted to reflect the lower of cost or net realizable value. For the three months ended March 31, 2023, the adjustment for finished goods inventory was $2.2 million (2022: $nil). For the three months ended March 31, 2023, the adjustment for raw materials inventory included in the Raw materials and supplies line was a $0.1 million partial reversal of prior period write down (2022: write-down reversal of $0.6 million). Refer to Note 14 for additional details on commodity prices.